Exhibit 4(g)

                                LETTER OF TRANSMITTAL

        To Tender $[    ] Depositary Shares (CUSIP [          ]), Series [  ],
                            each representing 1/4 share of
            $[     ] Cumulative Preferred Stock (the "Depositary Shares"),

                                          of

                   Texas Utilities Electric Company (the "Company").

                  Pursuant to the offer by the Company to exchange
                              for the Depositary Shares
                                        either
             ___% Trust Originated Preferred Securities(SM) ("TOPrS(SM)")
                   issued by TU Electric Capital [  ] (the "Trust")
                                plus a cash component
                                          or
                                      cash only.

                           THE OFFER AND WITHDRAWAL RIGHTS
                               WILL EXPIRE AT MIDNIGHT,
                         NEW YORK CITY TIME, ON ______, 1995,
                            UNLESS THE OFFER IS EXTENDED.

                         The Exchange Agent for the Offer is:
                     Chemical Mellon Shareholder Services, L.L.C.

     By Overnight Courier:                 By Mail:
                                           (registered or certified mail
                                             recommended)
        Chemical Mellon Shareholder          Chemical Mellon Shareholder
         Services, L.L.C.                    Services, L.L.C.
        Reorganization Department            Reorganization Department
        85 Challenger Road                   P.O. Box 817
        Ridgefield Park, New Jersey 07660    Midtown Station
                                             New York, New York 10018
     By Hand:
                                           By Facsimile:      (201) 296-4293
     Chemical Mellon Shareholder           Confirm by Telephone:(201) 296-4209
       Services, L.L.C.
        Reorganization Department
        120 Broadway
        13th Floor
        New York, New York 10271

             DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

             THE  INSTRUCTIONS  ACCOMPANYING  THIS   LETTER  OF  TRANSMITTAL
          SHOULD  BE READ  CAREFULLY BEFORE  THIS LETTER OF  TRANSMITTAL IS
          COMPLETED.

             Subject  to  the   terms  and  conditions   set  forth  in  the
          Prospectus and herein, the Company will accept for exchange any and all Depositary Shares validly tendered and not withdrawn.

             This Letter of Transmittal is to be completed by holders of Depositary Shares, either (i) if certificates for Depositary Shares are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the accompanying Prospectus of the Company and the Trust dated _________, 1995 (as amended or supplemented
          (including    documents    incorporated   by    reference),   the
          "Prospectus")) is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of Chemical Mellon Shareholder Services, L.L.C., as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company
          (together,  the   "Depository  Institutions")  pursuant   to  the
          procedures  described under  THE EXCHANGE OFFER -- "Procedures for
          Tendering" in the Prospectus.   Holders of Depositary  Shares who
          tender Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

          ------------
          (SM) "Trust  Originated  Preferred  Securities"  and  "TOPrS" are
               service marks of Merrill Lynch &   Co.

             Any holder of Depositary Shares who submits this Letter of Transmittal and tenders Depositary Shares in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Prospectus) will thereby have directed the Company to deliver either, as specified below, ____% Trust Originated Preferred Securities ("TOPrS") (the "Preferred Securities") of the Trust plus a cash component or cash only in exchange for such holder's Depositary Shares as set forth in the Prospectus.
          Tenders  of   Depositary  Shares  pursuant  to   this  Letter  of
          Transmittal are subject to withdrawal as described in the Prospectus under the caption THE EXCHANGE OFFER -- "Withdrawal of Tenders".

          -----------------------------------------------------------------
                          DESCRIPTION OF SHARES TENDERED
                    FOR PREFERRED SECURITIES PLUS A CASH COMPONENT
          -----------------------------------------------------------------
          Name(s) and Address(es)
          of Registered Holder(s)
          (Please fill in exactly          Shares Tendered
          as name(s) appear(s)             (Attach additional
          on certificate(s))               signed list if necessary)
          -----------------------------------------------------------------
                                             Total Number
                                             of Shares
                                             Represented       Number of
                                 Certificate by                Shares
                                 Number(s)*  Certificate(s)*   Tendered**
          -----------------------------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 Total Shares
          -----------------------------------------------------------------
          * Need not be completed by shareholders tendering by book-entry transfer.
          **   Unless  otherwise indicated,  it  will be  assumed that  all
               Shares  represented by  any  certificates  delivered to  the
               Exchange Agent are being tendered.  See Instruction 4.
          -----------------------------------------------------------------
                            DESCRIPTION OF SHARES TENDERED
                                    FOR CASH ONLY
          -----------------------------------------------------------------
          Name(s) and Address(es)
          of Registered Holder(s)
          (Please fill in exactly          Shares Tendered
          as name(s) appear(s)             (Attach additional
          on certificate(s))               signed list if necessary)
          ------------------------------------------------------------------
                                             Total Number
                                             of Shares
                                             Represented       Number of
                                 Certificate by                Shares
                                 Number(s)*  Certificate(s)*   Tendered**
          -----------------------------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 ------------------------------------------
                                 Total Shares
          ------------------------------------------------------------------
          * Need not be completed by shareholders tendering by book-entry transfer.
          **   Unless  otherwise indicated,  it  will be  assumed that  all
               Shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.
          -----------------------------------------------------------------

          [ ] CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A DEPOSITORY INSTITUTION AND COMPLETE THE FOLLOWING:

                  Name of Tendering Institution
                                                ----------------------------

                  Check Box of Book-Entry Transfer Facility:

                    [ ]  The Depository Trust Company

                    [ ]  Philadelphia Depository Trust Company

                    [ ]  Midwest Securities Trust Company

                  Account No.
                              ---------------------------------------------

                  Transaction Code No.
                                      -------------------------------------


             [ ] CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
                  FOLLOWING:

                  Name(s) of Tendering Shareholder(s)
                                                     ----------------------

                  Date of Execution of Notice of Guaranteed Delivery
                                                                    -------

                  Name of Institution which Guaranteed Delivery
                                                               ------------

               If delivery is by book-entry transfer:
                                                       --------------------

                  Name of Tendering Institution
                                                ---------------------------

                  Check Box of Book-Entry Transfer Facility:

                    [ ]  The Depository Trust Company

                    [ ]  Philadelphia Depository Trust Company

                    [ ]  Midwest Securities Trust Company

                  Account No.
                              ---------------------------------------------

                  Transaction Code No.
                                      -------------------------------------

                                  SOLICITED TENDERS
                                 (SEE INSTRUCTION 11)

             The Company will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee per Depositary Share validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

             The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

             Name of Firm:
                         --------------------------------------------------
                                      (Please Print)

             Name of Individual Broker or Financial Consultant:
                                                               ------------

             Identification Number (if known):
                                             ------------------------------

             Address:
                    -------------------------------------------------------

                    -------------------------------------------------------
                                  (Include Zip Code)

             The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

             If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

             SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

          Ladies and Gentlemen:

             The undersigned hereby tenders to Texas Utilities Electric Company (the "Company") the above-described Depositary Shares, pursuant to the offer by the Company to exchange for any and all
          of its  $[       ] Depositary  Shares,  Series [  ]  ("Depositary
          Shares") of the Company, either Preferred Securities plus a cash component, or cash only upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Offer").

             Subject to and effective upon acceptance for exchange of the Depositary Shares tendered herewith, the undersigned hereby sells, exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Depositary Shares that are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled
          with  an   interest),  to  (a)  deliver   certificates  for  such
          Depositary Shares or transfer ownership of such Depositary Shares on the account books maintained by a Depository Institution, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Company, (b) present such Depositary Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.

             The  undersigned  hereby  represents   and  warrants  that  the
          undersigned has full power and authority to tender, sell, exchange, assign and transfer the Depositary Shares tendered hereby and to acquire the Preferred Securities, if any, issuable upon the exchange of such tendered Depositary Shares and that,
          when  the  undersigned's  Depositary  Shares  are  accepted   for
          exchange, the Company will acquire good and unencumbered title to such shares of tendered Depositary Shares and the underlying Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Depositary Shares or transfer ownership of such Depositary Shares.

             All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be
          binding  upon  the   heirs,  legal  representatives,  successors,
          assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

             The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in THE EXCHANGE OFFER -- "Procedures for Tendering" in the Prospectus and in the
          instructions  hereto  will  constitute  agreements   between  the
          undersigned and the Company upon the terms and subject to the conditions of the Offer.

             Unless otherwise indicated under "Special Exchange and Payment Instructions", please issue the check for any cash to be received pursuant to the Offer and cause Preferred Securities to be issued, and return any Depositary Shares not tendered for exchange, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to
          the  account at  a  Depository Institution).   Similarly,  unless
          otherwise indicated under "Special Delivery Instructions", please mail any certificates for Depositary Shares not tendered for exchange (and accompanying documents, as appropriate), and any certificates for Depositary Shares, to the undersigned at the
          address  shown below  the  undersigned's signature(s).   If  both
          "Special Exchange and Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for any cash to be received pursuant to the Offer and cause Preferred Securities to be issued, and return any Depositary Shares not tendered, in the name(s) of, and deliver any certificates for such Depositary Shares to, the person(s) so indicated (and in the case of Depositary Shares tendered by book-entry transfer, by
          credit  to   the  account   at  the  Depository   Institution  so
          indicated).

          -----------------------------------------------------------------
                            SPECIAL EXCHANGE AND PAYMENT
                                     INSTRUCTIONS
                           (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if check for any cash and certificates for Preferred Securities are to be issued, or beneficial interests in certificates representing Preferred Securities are to be recorded, certificates for Depositary Shares not tendered for exchange are to be issued in the name of someone other than the undersigned.

          Issue   check  and   certificates  for  Preferred  Securities  and
                  certificates for Depositary Shares in the name of:


          Name
               ------------------------------------------------------------
                                    (Please Print)

          Address
                  ---------------------------------------------------------
                                      (Zip Code)

          Taxpayer Identification No.:
                                        -----------------------------------
          -----------------------------------------------------------------
                            SPECIAL DELIVERY INSTRUCTIONS
                            (See Instructions 1, 5 and 7)

          To be completed ONLY if certificates for Depositary Shares not tendered and certificates for Preferred Securities are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

          Mail certificates for Depositary Shares and certificates for Preferred Securities to:

          Name:
               ------------------------------------------------------------
                                    (Please Print)
          Address:
                  ---------------------------------------------------------
                                      (Zip Code)

          -----------------------------------------------------------------

                                      SIGN HERE
                     (Please complete Substitute Form W-9 below)

          >
          -----------------------------------------------------------------
                              Signature(s) of Holder(s)

          >
          -----------------------------------------------------------------

          Dated          , 1995
               ----------

          Name(s)
                 ----------------------------------------------------------
                                    (Please Print)

          -----------------------------------------------------------------

          Capacity (full title)
                               --------------------------------------------

          Address
                    -------------------------------------------------------
                                  (Include Zip Code)

                    -------------------------------------------------------

          Area Code and Telephone No.
                                     --------------------------------------

          Taxpayer Identification No.
                                     --------------------------------------

          (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the certificate(s) for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).
          -----------------------------------------------------------------

          -----------------------------------------------------------------
                              Guarantee of Signature(s)
                              (See Instructions 1 and 5)

          Authorized Signature
                              ---------------------------------------------

          Name
               ------------------------------------------------------------
                                    (Please Print)

          Title
               ------------------------------------------------------------

          Address
                 ----------------------------------------------------------
                                  (Include Zip Code)

          Name of Firm
                       ----------------------------------------------------

          Area Code and Telephone No.
                                     --------------------------------------

          Dated                      , 1995
                --------------------
          -----------------------------------------------------------------

                                     INSTRUCTIONS

                Forming Part of the Terms and Conditions of the Offer

          1.   Guarantee of Signatures.
               -----------------------

               No signature guarantee is required on this Letter of Transmittal (i) if tendered Depositary Shares are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any Depositary Shares not tendered are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in a Depository Institution whose name appears on a security listing as the owner of Depositary Shares) and
               (ii) such holder(s) have not completed the instruction entitled "Special Exchange and Payment Instructions" or
               "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Depositary Shares are registered in the name(s) of someone other than the undersigned or if the Preferred Securities to be issued in exchange therefor are to be issued (or Depositary Shares not tendered are to be returned) in the name of any other person, such tendered Depositary Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

          2.   Delivery of Letter of Transmittal and Depositary Shares.
               -------------------------------------------------------

               This Letter of Transmittal is to be completed by holders of Depositary Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under THE EXCHANGE OFFER -- "Procedures for Tendering" and "Book-Entry Transfer" in the Prospectus.

               Certificates for Depositary Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

               If a holder of Depositary Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Depositary Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Depositary Shares are registered and, if the Depositary Shares are held in certificated form, the certificate numbers of the Depositary Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Depositary Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution, will be delivered by such Eligible Institution. Unless the Depositary Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository Institution in accordance with such Depositary Institution's Automated Tender Offer Program ("ATOP") procedures is received, the Company may, at its option, reject the tender.

               THE METHOD OF DELIVERY OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A DEPOSITORY INSTITUTION, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR DEPOSITARY SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

               No alternative, conditional or contingent tenders will be accepted, and no fractional Depositary Shares will be
               accepted  for  exchange.     By  executing  this  Letter  of
               Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for exchange.

          3.   Inadequate Space.
               ----------------

               If the space provided herein is inadequate, the certificate numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

          4.   Partial Tenders.
               ---------------

               (Not applicable to Book-Entry Shareholders). If fewer than all the Depositary Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Depositary Shares which are to be tendered in the appropriate box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Depositary Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          5.   Signatures on Letter of Transmittal; Stock Powers and
               -----------------------------------------------------
               Endorsements.
               ------------

               If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

               If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

               If any of the Depositary Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

               If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or Depositary Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Depositary Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

          6.   Stock Transfer Taxes.
               --------------------

               The Company will pay all stock transfer taxes, if any, applicable to the exchange of any Depositary Shares pursuant to the Offer. If, however, certificates representing Preferred Securities are to be delivered to, or Depositary Shares not tendered or accepted for exchange, are to be issued in the name of, any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          7.   Special Exchange and Payment and Special Delivery
               -------------------------------------------------
               Instructions.
               ------------

               If the check for any cash to be received pursuant to the Offer and certificates representing Preferred Securities are to be issued in the name of, and any Depositary Shares not tendered are to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Preferred Securities and certificates for Depositary Shares not tendered are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

          8.   Substitute Form W-9.
               -------------------

               Under the federal income tax laws, the Company or the Trust may be required to withhold 31% of the amount of any payments made to certain shareholders with respect to the Depositary Shares or Preferred Securities. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Company or the Trust is not provided with the correct taxpayer identification numbers, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individual(s) are not subject to these backup withholding and reporting requirements. In order to satisfy the Company or the Trust that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          9.   Waiver of Conditions.
               --------------------

               The conditions of the Offer may be waived by the Company from time to time in accordance with, and subject to the limitations described in, the Prospectus.

          10.  Requests for Assistance or Additional Copies.
               --------------------------------------------

               Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Company or the Information Agent at their respective addresses or telephone numbers set forth below.

          11.  Solicited Tenders.
               -----------------

               The Company will pay to a Soliciting Dealer (as defined herein) a solicitation fee per Depositary Share validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Depositary Shares registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders".

               If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

          -----------------------------------------------------------------
              Payer's Name: CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
          -----------------------------------------------------------------

          SUBSTITUTE


          Form W-9

          Department of the Treasury
          Internal Revenue Service

          Payor's Request for Taxpayer
          Identification Number (TIN)
          and Certification


          -----------------------------------------------------------------
          Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
          -----------------------------------------------------------------
          Social Security Number OR Employer
          Identification Number

          TIN
              --------------------------
          -----------------------------------------------------------------

          Name (Please Print)
                              ---------------------------------------------

          Address
                  ---------------------------------------------------------

          City            State          Zip Code
               ----------      ---------          -------------------------
          -----------------------------------------------------------------

          Part 2

          Awaiting TIN [ ]


          -----------------------------------------------------------------
          Part 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I
                                     CERTIFY THAT:


          (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to so in the near future).
          (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and
          (3) all other information provided on this form is true, correct and complete.
          -----------------------------------------------------------------

          SIGNATURE                         DATE
                    ---------------------        --------------------------

          You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
          -----------------------------------------------------------------

               NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE PREFERRED SECURITIES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                           TEXAS UTILITIES ELECTRIC COMPANY

                                  1601 Bryan Street
                                 Dallas, Texas 75201
                                    (214) 812-4600


                       The Information Agent for the Offer is:

                                D. F. King & Co., Inc.
                                   77 Water Street
                               New York, New York 10005

                              (212) 269-5550 (collect)

                                          or

                              (800) 697-6974 (Toll Free)

                        The Dealer Managers for the Offer are:


             Merrill Lynch & Co.                  Goldman, Sachs & Co.
            World Financial Center                  85 Broad Street
                 South Tower                   New York, New York  10004
          New York, New York  10281           (800) 828-3182 (Toll Free)
          (212) 236-4565 (collect)


             Lehman Brothers Inc.                  Smith Barney Inc.
           3 World Financial Center               388 Greenwich Street
          New York, New York  10285            New York, New York  10013
          (800) 438-3242 (Toll-Free)            (800) 813-3754 (Toll Free)